Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,116.62
Total Transaction Valuation	8,085,600.00
Total Offset Amount	1,033.94
Net Fee	$ 82.68